EXHIBIT 1

      JOINT FILING AGREEMENT AMONG FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,
        ERIC F. BILLINGS, EMANUEL J. FRIEDMAN AND W. RUSSELL RAMSEY

     WHEREAS, in accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto is filed on behalf of each of them;

     NOW, THEREFORE, the parties hereto agree as follows:

     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., ERIC F. BILLINGS, EMANUEL J. FRIEDMAN AND W. RUSSELL RAMSEY hereby agree, in accordance with Rule 13d-1(k) under the Act, to file a statement on Schedule 13G relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them.


                                      FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Dated:   April 10, 2000            By: /s/ Emanuel J. Friedman
                                      ---------------------------------
                                      Name:  Emanuel J. Friedman
                                      Title: Chairman



Dated:   April 10, 2000            /s/ Eric F. Billings
                                      ----------------------------------
                                      Eric F. Billings



                                      /s/ Emanuel J. Friedman
Dated:   April 10, 2000            ----------------------------------
                                      Emanuel J. Friedman



                                      /s/ W. Russell Ramsey
Dated:   April 10, 2000            ----------------------------------
                                      W. Russell Ramsey

Item 9.            Notice of Dissolution of Group:

                   Not Applicable


Item 10.           Certification:

                   By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.

                   In accordance with Rule 13d-4 of the Securities Exchange Act of 1934, each of the persons filing this statement expressly disclaims the beneficial ownership of the securities covered by this statement and the filing of this report shall not be construed as an admission by such persons that they are the beneficial owners of such securities.

                                    SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.



Dated:   April 10, 2000           FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.



                                       By:
                                      ------------------------------------------
                                      Name:  Emanuel J. Friedman
                                      Title: Chairman





Dated:   April 10, 2000
                                      ------------------------------------------
                                      Eric F. Billings




Dated:   April 10, 2000            ------------------------------------------
                                      Emanuel J. Friedman




Dated:   April 10, 2000            ------------------------------------------
                                      W. Russell Ramsey



                         Copy Page for Original Signatures

EXHIBIT 1

      JOINT FILING AGREEMENT AMONG FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,
        ERIC F. BILLINGS, EMANUEL J. FRIEDMAN AND W. RUSSELL RAMSEY

     WHEREAS, in accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto is filed on behalf of each of them;

     NOW, THEREFORE, the parties hereto agree as follows:

     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., ERIC F. BILLINGS, EMANUEL J. FRIEDMAN AND W. RUSSELL RAMSEY hereby agree, in accordance with Rule 13d-1(k) under the Act, to file a statement on Schedule 13G relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them.



Dated:   April 10, 2000           FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.



                                       By:
                                      ------------------------------------------
                                      Name:  Emanuel J. Friedman
                                      Title: Chairman






Dated:   April 10, 2000
                                      ------------------------------------------
                                      Eric F. Billings




Dated:   April 10, 2000            ------------------------------------------
                                      Emanuel J. Friedman




Dated:   April 10, 2000            ------------------------------------------
                                      W. Russell Ramsey